Filed Pursuant to Rule 497(e)

Registration Nos. 002-92665

002-93068

033-78264

Excelsior Funds, Inc.

Excelsior Tax-Exempt Funds, Inc.

Excelsior Funds Trust

(the “Companies”)

Supplement dated March 28, 2006 to the Statement of Additional Information

of the Companies dated July 29, 2005

The section entitled “Management of the Funds – Directors and Officers” is supplemented by adding the following after the list of Directors and Officers therein:

“On February 24, 2006, the Boards of Directors/Trustees (the “Boards”) of the Companies approved an increase in the size of the Boards to ten (10) directors/trustees (together, the “Directors”) and approved the nomination of Mariann Byerwalter, Nils Hakansson, William A. Hasler and Randall W. Merk (the “Candidates”) as Directors of the Companies, subject to shareholder approval at an upcoming Special Meeting of Shareholders of the Companies (the “Meeting”). Each of the Candidates is currently a director/trustee of the Laudus Funds, the Laudus Variable Insurance Trust (together, the “Laudus Funds”) and of other funds included in the Schwab mutual fund complex for which Charles Schwab Investment Management acts as investment adviser (together, the “Fund Complex”). The Companies are in the same Fund Complex as the Laudus Funds. If approved by Shareholders at the Meeting, Ms. Byerwalter and Messrs. Hakansson and Hasler would become disinterested persons of the Companies under the Investment Company Act of 1940, as amended. Mr. Merk would become an interested person of the Companies.

The Boards also approved the nominations of six existing Directors to be submitted to shareholders for approval at the Meeting: Messrs. Bailey, Collins, Drake, Hall, Lynch and Piel (the “Existing Directors” and, together with the Candidates, the “Nominees”). Frederick S. Wonham, a current Director of the Companies and Chairman of the Board of each Company, has notified the Boards that he intends to resign from the Boards, consistent with the Companies’ retirement age policy, effective as of the date of the Meeting. The Boards have elected Rodman Drake, currently a Director of the Companies and Chairman of their Joint Audit Committee, as the Chairman of the Boards of the Companies effective upon Mr. Wonham’s resignation.

The Boards have proposed to increase the size of each Board from seven to ten so that a single group of Directors (i.e., a unitary board) can oversee each of the Companies and the Laudus Funds. At a meeting held on March 16, 2006, the Laudus Funds’ Boards approved the nominations of the Existing Directors for election to the Laudus Funds’ Boards, subject to approval by shareholders of each of the Laudus Funds. Each of the Candidates has notified the Boards that, even if approved by the Companies’ shareholders at the Meeting, the Candidates will not serve as members of the Boards unless the shareholders of each of the Companies and the Laudus Funds approve the election of each of the other Nominees. Similarly, each of the

Existing Directors has informed the Laudus Funds Boards that, even if approved by shareholders of the Laudus Funds at their shareholders meeting, the Existing Directors will not serve as members of the Laudus Funds Boards unless the shareholders of each of the Companies and the Laudus Funds approve the election of each of the other Nominees.

In addition, the Boards have made certain changes to the officers of the Companies. The current officers of the Companies are as follows:

Evelyn Dilsaver	President
Leo Grohowski	Vice President
Mary Martinez	Vice President
Ralph Pastore	Vice President
Joseph Trainor	Vice President
George Pereira	Treasurer, Chief Financial Officer and Chief Accounting Officer
Michael Clinton	Assistant Treasurer
Gregory Hand	Assistant Treasurer
Daniel Kern	Assistant Treasurer
Mei-Luh Lee	Assistant Treasurer
Christopher McLaughlin	Assistant Treasurer
Peter L. Tsirigotis	Secretary and Chief Legal Officer
Wyndham Clark	Anti-Money Laundering Compliance Officer
Stefanie Firtell	Chief Compliance Officer
Alaina V. Metz	Assistant Secretary”